                                                                  EXHIBIT NO. 24

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 21ST DAY OF FEBRUARY, 2004.



                          /s/ Carl F. Bailey      (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 23RD DAY OF FEBRUARY, 2004.



                          /s/ John M. Bradford    (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 19TH DAY OF FEBRUARY, 2004.



                          /s/ William A. Coley    (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 23RD DAY OF FEBRUARY, 2004.



                          /s/ Gary Drummond       (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 20TH DAY OF FEBRUARY, 2004.



                          /s/ Donald M. James     (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 19TH DAY OF FEBRUARY, 2004.



                          /s/ Allen J. Keesler, Jr.   (L.S.)
                        -----------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 19TH DAY OF FEBRUARY, 2004.



                          /s/ Judy M. Merritt      (L.S.)
                        ----------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 21ST DAY OF FEBRUARY, 2004.



                          /s/ Van L. Richey      (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 24TH DAY OF FEBRUARY, 2004.



                          /s/ William C. Hulsey  (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 23RD DAY OF FEBRUARY, 2004.



                          /s/ H. Allen Franklin  (L.S.)
                        --------------------------

STATE OF ALABAMA      )

COUNTY OF JEFFERSON   )


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

         THE UNDERSIGNED DIRECTOR OF SOUTHTRUST CORPORATION, A DELAWARE CORPORATION (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM L. PRATER AND ALTON E. YOTHER, AND EACH OF THEM (WITH FULL POWER OF EACH OF THEM TO ACT ALONE), HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR HIM AND ON HIS BEHALF AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN, EXECUTE AND AFFIX HIS SEAL THERETO AND FILE WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER REGULATORY AUTHORITY, THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 ON FORM 10-K UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING ANY AMENDMENT OR AMENDMENTS THERETO, AND ANY AND ALL DOCUMENTS REQUIRED TO BE FILED WITH RESPECT THERETO, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES IN ORDER TO EFFECTUATE THE SAME AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE HIMSELF MIGHT OR COULD DO IF PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THE SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

         IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTOR HAS HERETO SET HIS HAND AND SEAL THIS 20TH DAY OF FEBRUARY, 2004.



                          /s/ David J. Cooper    (L.S.)
                        --------------------------